UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 18, 2022

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed solely to correct a typographical error in the spelling of a name of one of the director nominees included in the voting results table for Proposal 1 as disclosed in the Current Report on Form 8-K filed by Amphenol Corporation (the “Company”) on May 18, 2022 (the “Original 8-K”). This Amendment No. 1 on Form 8-K/A does not amend or update any other information set forth in the Original 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 18, 2022. As of March 21, 2022, the record date for the meeting, 597,538,403 shares of the Company’s Class A Common Stock were outstanding. A quorum of 544,658,520 shares were present or represented at the meeting.

The stockholders (i) elected each of the Company’s nominees for director, (ii) ratified the selection of Deloitte & Touche LLP as independent accountants of the Company, (iii) approved the advisory vote on compensation of named executive officers, and (iv) voted against a stockholder proposal regarding proxy access. Voting of shares for each item, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 11, 2022, is as follows:

1.	ELECTION OF DIRECTORS

FOR the nominees:

NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES
Nancy A. Altobello	528,350,330	1,010,120	168,368	15,129,702
Stanley L. Clark	496,281,296	33,058,158	189,364	15,129,702
David P. Falck	474,524,116	54,818,384	186,318	15,129,702
Edward G. Jepsen	504,524,738	24,818,670	185,410	15,129,702
Rita S. Lane	516,878,699	12,481,415	168,704	15,129,702
Robert A. Livingston	520,832,915	8,508,738	187,165	15,129,702
Martin H. Loeffler	510,236,710	19,075,917	216,191	15,129,702
R. Adam Norwitt	524,907,957	4,440,445	180,416	15,129,702
Anne Clarke Wolff	520,856,064	8,503,883	168,871	15,129,702

2.	RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

FOR	506,808,783	AGAINST	35,723,119

ABSTAIN	2,126,618	NON-VOTES	0

3.	ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

FOR	463,709,461	AGAINST	65,496,740

ABSTAIN	322,617	NON-VOTES	15,129,702

4.	ADVISORY VOTE ON STOCKHOLDER PROPOSAL REGARDING SPECIAL SHAREHOLDER MEETING IMPROVEMENT

FOR	230,094,752	AGAINST	297,812,602

ABSTAIN	1,621,464	NON-VOTES	15,129,702

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Secretary and General Counsel

Date: May 19, 2022